Income Tax Expense and Net Income Per Share Amounts if Company's Subsidiaries in the PRC were neither in Tax Holiday Period nor had they been Specifically Allowed Special Tax Concessions (Detail) (USD $)
In Thousands, except Per Share data, unless otherwise specified
12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Taxes [Line Items]
Increase in income tax expense	$ 2,510	$ 2,780	$ 1,735
Decrease in net income per ordinary share-basic	$ (0.06)	$ (0.07)	$ (0.04)
Decrease in net income per ordinary share-diluted	$ (0.06)	$ (0.07)	$ (0.04)